                                                                    EXHIBIT 99.3

                         [COLLINS & AIKMAN LETTERHEAD]

                                 CERTIFICATION
                         ACCOMPANYING FORM 10-Q REPORT
                        OF COLLINS & AIKMAN CORPORATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
               (CHAPTER 63, TITLE 18 U.S.C. SUB-SECTION 1350(A) AND (B))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. sub-sections 1350(a) and (b)), each of the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of Collins & Aikman Corporation (the "Company") fully complies with the requirements of Section 13(a) or a Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002                                                      /s/ JERRY L. MOSINGO
                                                            -----------------------------------------------------
                                                                              Jerry L. Mosingo
                                                                           Chief Executive Officer

Dated: August 14, 2002                                                      /s/ J. MICHAEL STEPP
                                                            -----------------------------------------------------
                                                                              J. Michael Stepp
                                                                           Chief Financial Officer